Employee Benefits (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Effect on total of service cost and interest cost
One percent increase	0		1
One percent decrease	0		(1)
Prior to age 65 [Member]
Health care cost trend rate (d)
Health Care Cost Trend Rate	8.00%	8.00%	7.00%
After age 65 [Member]
Health care cost trend rate (d)
Health Care Cost Trend Rate	14.00%	14.00%	21.00%
Pension Plans [Member]
Weighted average assumptions used to determine net periodic benefit cost.
Discount rate (a)	5.70%	6.20%	6.40%
Expected return on plan assets (b)	8.30%	8.50%	8.50%
Rate of compensation increase (c)	4.00%	3.00%	3.00%
Postretirement Welfare Plan [Member]
Weighted average assumptions used to determine net periodic benefit cost.
Discount rate (a)	4.90%	5.60%	6.30%
Expected return on plan assets (b)	3.50%	3.50%	3.50%
Rate of compensation increase (c)	0.00%